UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         JUNE 27, 2002


                                  SELECT COMFORT CORPORATION
                    (Exact name of registrant as specified in its charter)


        MINNESOTA                           0-25121              41-1597886
(State of Incorporation)            (Commission File          (IRS Employer
                                            Number)     Identification No.)


        6105 TRENTON LANE NORTH
        MINNEAPOLIS, MINNESOTA                                   55442
        (Address of principal                                    (Zip Code)
               executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9.  REGULATION FD DISCLOSURE.

        On June 27, 2002, the registrant issued a press release, as follows:


FOR IMMEDIATE RELEASE               Contact:     Mark Kimball (763) 551-7070
                                                  Select Comfort Corporation


                           SELECT COMFORT CORPORATION
                 ANNOUNCES AGREEMENT TO SETTLE SHAREHOLDER SUIT

MINNEAPOLIS, MINN. (June 27, 2002) - Select Comfort Corporation (NASDAQ:
SCSS) today announced that it has consented to an agreement in principle negotiated by the company's insurance carrier to settle the shareholder litigation filed in June of 1999. Terms of the settlement were not disclosed. The settlement, however, involves no cash or other payment obligation by Select Comfort, and no admission of liability or wrongdoing by Select Comfort. The settlement remains subject to negotiation of a definitive settlement agreement and approval of the court. The company expects these conditions to be fulfilled over the coming months.

"We continue to believe, as we have maintained all along, that the claims asserted in the litigation are without merit," said Mark Kimball, senior vice president and general counsel for the company. "While we were looking forward to having our day in court to vindicate our company, we believe that settlement of this old matter is in the best interests of our company and shareholders, particularly because it has no impact on our financial condition or operating results. A court case could have become an unnecessary distraction to the current senior management team, which is focused on driving the growth of our business."

Founded in 1987, Select Comfort Corporation is the leader in sleep solutions technology, holding 27 U.S. issued or pending patents for its products. The company designs, manufactures and markets a line of adjustable-firmness mattresses, including the SLEEP NUMBER(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 320 retail stores located nationwide, including 20 leased departments in Bed Bath & Beyond stores; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.

Statements used in this press release that relate to expectations regarding future events are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1996. Such forward-looking statements are subject to certain risks and uncertainties including, among others, such factors as the inability of the parties to the shareholder litigation to agree upon the terms of a definitive settlement agreement or the failure of such settlement to be approved by the court, as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SELECT COMFORT CORPORATION
                                                   (Registrant)


Dated:  June 27, 2002                      By /s/ Mark A. Kimball
                                            -----------------------------------

                                            Title:        Senior Vice President
                                                -------------------------------